UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2015
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
White Mountains Insurance Group, Ltd. (the “Company”) held its 2015 Annual General Meeting of Members (the “2015 Annual Meeting”) on May 28, 2015 in Stockholm, Sweden.

As of April 1, 2015, the record date for the 2015 Annual Meeting, a total of 5,991,584 common shares were eligible to vote; however, in accordance with the Company’s Bye-laws, direct and constructive holders of common shares whose votes would otherwise confer 10% or more of the votes conferred by all the issued shares of the Company are subject to a cut-back that reduces their total voting power to under 10%. The results of the vote, after applying the voting cut-backs which are required by the Company’s Bye-laws, are presented below.

Proposal 1 - Election of the Class III Directors to a term ending in 2018.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
A. Michael Frinquelli	4,197,468	55,542	379,393
Edith E. Holiday	4,035,179	217,831	379,393

Proposal 2 - Election of Directors of Sirius International Insurance Corporation.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Monica Cramér-Manhem	4,233,336	19,674	379,393
Jeffrey Davis	4,215,012	37,998	379,393
Lars Ek	4,214,832	38,178	379,393
Brian Kensil	4,215,014	37,996	379,393
Jan Onselius	4,215,398	37,612	379,393
Allan Waters	4,231,085	21,925	379,393

Proposal 3 - Election of Directors of HG Re Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Sheila Nicoll	4,232,932	20,078	379,393
Kevin Pearson	4,214,947	38,063	379,393
Warren Trace	4,214,882	38,128	379,393
Allan Waters	4,215,125	37,885	379,393

Proposal 4 - Election of Directors of White Mountains Life Reinsurance (Bermuda) Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Jennifer Pitts	4,232,937	20,073	379,393
Christine Repasy	4,233,100	19,910	379,393
Warren Trace	4,233,044	19,966	379,393
Allan Waters	4,233,326	19,684	379,393

Proposal 5 - Election of Directors of White Shoals Re Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christine Repasy	4,232,731	20,279	379,393
Warren Trace	4,214,894	38,116	379,393
Allan Waters	4,215,469	37,541	379,393

Proposal 6 - Election of Directors of Olympus Reinsurance Company Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Sheila Nicoll	4,232,904	20,106	379,393
Christine Repasy	4,233,152	19,858	379,393
Warren Trace	4,232,963	20,047	379,393

Proposal 7 - Election of Directors of Star Re Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Monica Cramér-Manhem	4,249,236	3,774	379,393
Christine Repasy	4,249,192	3,818	379,393
Warren Trace	4,248,750	4,260	379,393
Allan Waters	4,249,326	3,684	379,393

Proposal 8 - Election of Directors of Alstead Reinsurance (SAC) Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Stuart Liddell	4,249,077	3,933	379,393
Sheila Nicoll	4,249,245	3,765	379,393
Christine Repasy	4,249,165	3,845	379,393
Warren Trace	4,248,726	4,284	379,393

Proposal 9 - Election of Directors of Sirius Bermuda Insurance Company Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Monica Cramér-Manhem	4,249,167	3,843	379,393
Jan Onselius	4,230,645	22,365	379,393
Warren Trace	4,231,003	22,007	379,393
Allan Waters	4,231,032	21,978	379,393

Proposal 10 - Election of Directors of White Mountains Re Sirius Capital Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Michael Dashfield	4,230,769	22,241	379,393
Lars Ek	4,230,925	22,085	379,393
Göran Thorstensson	4,231,053	21,957	379,393
Allan Waters	4,231,274	21,736	379,393

Proposal 11 - Election of Directors of Split Rock Insurance, Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christopher Garrod	4,249,053	3,957	379,393
Sarah Kolar	4,249,290	3,720	379,393
Sheila Nicoll	4,249,097	3,913	379,393
John Treacy	4,249,123	3,887	379,393

Proposal 12 - Election of Directors for any new non-United States operating subsidiary.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Raymond Barrette	4,231,922	21,088	379,393
David Foy	4,231,049	21,961	379,393
Jennifer Pitts	4,249,733	3,277	379,393
Warren Trace	4,231,055	21,955	379,393

Proposal 13 - Approval of the advisory resolution on executive compensation.

Votes FOR	Votes Against	Abstained	Broker Non-votes
4,083,582	118,604	50,824	379,393

Proposal 14 - Approval of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2015.

Votes FOR	Votes Against	Abstained
4,584,467	46,511	1,425

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: June 1, 2015	By:	/s/ J. BRIAN PALMER J. Brian Palmer Managing Director and Chief Accounting Officer